EXHIBIT 4.a.3


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                           SERIES SUPPLEMENT 1998-1-A

                               Dated July 7, 1998

                                     between

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                             as Pass Through Trustee

                                       and

                           FEDERAL EXPRESS CORPORATION

                                       to

                          PASS THROUGH TRUST AGREEMENT
                             Dated as of May 1, 1997

                                  $458,077,000

                           Federal Express Corporation
                          Pass Through Trust, 1998-1-A

                           Federal Express Corporation
                        1998-1 Pass Through Certificates,
                                     Class A


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                                TABLE OF CONTENTS
                                -----------------

                                                                          Page


RECITALS..................................................................   1

                                    ARTICLE I

                               CERTAIN DEFINITIONS

                                   ARTICLE II

                         DESIGNATIONS; TRUST FORMATION;
                      ISSUANCE OF PASS THROUGH CERTIFICATES

   Section 2.01.  Designations; Aggregate Amount...........................  5
   Section 2.02.  Declaration of Trust; Authorization......................  6
   Section 2.03.  Issuance of Pass Through Certificates....................  6
   Section 2.04.  Purchase of Equipment Certificates.......................  6
   Section 2.05.  Representations and Warranties of the Company............  6
   Section 2.06.  The Intercreditor Agreement..............................  7
   Section 2.07.  Conditions Precedent.....................................  7
   Section 2.08.  Acceptance of Appointment of Pass Through Trustee........  7

                                  ARTICLE III

                         DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
            THE CERTIFICATEHOLDERS; PROVISION OF CERTAIN INFORMATION

   Section 3.01.  Distribution Dates.......................................  7
   Section 3.02.  Record Dates.............................................  7
   Section 3.03.  Certificate Account and Special Payments Account.........  8
   Section 3.04.  Form of Pass Through Certificates........................  8
   Section 3.05.  Indenture Documents......................................  8
   Section 3.06.  Appointment of Authenticating Agent; Paying Agent and
                  Registrar................................................  8
   Section 3.07.  Predelivery Funding......................................  9
   Section 3.08.  ERISA....................................................  9
   Section 3.09.  Intercreditor Agreement..................................  9
   Section 3.10.  Ranking of Equipment Certificates........................  9
   Section 3.11.  No Cross-Default or Cross-Collateralization of Equipment
                  Certificates.............................................  9
   Section 3.12.  Ranking of 1998-1-A Pass Through Certificates............  9
   Section 3.13.  Liquidity Facility.......................................  9
   Section 3.14.  Purchase Rights of Certificateholders.................... 10
   Section 3.15.  PTC Event of Default..................................... 10
   Section 3.16.  Amendment to Schedule of Principal Payments.............. 10
   Section 3.17.  Information Available to Beneficial Owners............... 10

                                   ARTICLE IV

                                 MISCELLANEOUS

   Section 4.01.  Governing Law; Counterpart Form.......................... 10
   Section 4.02.  Reports by the Company................................... 11
   Section 4.03.  Modification and Ratification of Pass Through Agreement.. 11
   Section 4.04.  Termination.............................................. 11

   EXHIBIT A      Form of Pass Through Certificate

   SCHEDULE I     Equipment Certificates; related Indenture Documents
   SCHEDULE II    Cut-Off Date for each of the Aircraft


                           SERIES SUPPLEMENT 1998-1-A

          SERIES SUPPLEMENT 1998-1-A, dated July 7, 1998 (this "Series Supplement"), between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Pass Through Trustee (the "Pass Through Trustee"), to the Pass Through Trust Agreement, dated as of May 1, 1997 (the "Pass Through Agreement"), between the Company and the Pass Through Trustee.


                                    RECITALS

         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the class of pass through certificates to be issued pursuant to such pass through trust, appointing an institution to act as Pass Through Trustee if different from the institution executing the Pass Through Agreement, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such class shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

         WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                   ARTICLE I

                              CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Class rather than to any Pass Through Trust or Class generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1998-1-A, or the Federal Express Corporation 1998-1 Pass Through Certificates, Class A, as the case may be, whether or not expressly so stated herein.

         "Aircraft" means five McDonnell Douglas MD-11F aircraft and eight Airbus A300F4-605R aircraft, including the Engines (as such term is defined in the related Participation Agreement) relating thereto, leased, or expected to be leased, by the related Owner Trustee to the Company pursuant to one of thirteen separate Leases, and, collectively, means all of the foregoing.

         "Aircraft Delivery Date" means, for each Aircraft, the date on which such Aircraft is delivered and sold to the Lessor (as such term is defined in the related Participation Agreement) and leased by the Lessor to the Lessee (as such term is defined in the related Participation Agreement) under the Lease (as such term is defined in the related Participation Agreement), which date shall also be the date of the initial Lease Supplement (as such term is defined in the related Participation Agreement).

         "Authenticating Agent" has the meaning set forth in Section 3.06 hereof.

         "Certificate Account" means the Certificate Account specified in
Section 3.03 hereof.

         "Certificateholders" means the Certificateholders of the Class of Pass Through Certificates designated in Section 2.01 hereof.

         "Class" means the single class of Pass Through Certificates issued by a particular Pass Through Trust.

         "Collateral Account" means each of the Collateral Accounts established pursuant to the Indentures for each of Federal Express Corporation Trust Nos. N585FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE, N682FE,
N620FE, N621FE and N623FE, into which the proceeds of sale of the related Equipment Certificates will be deposited respectively.

         "Cut-Off Date" means the date listed on Schedule II hereto for each undelivered Aircraft.

         "Delivery Date" means, for any Equipment Certificates, the Refunding Date, if any, or otherwise the Pass Through Closing Date (as such terms are defined in the related Participation Agreement) for such Equipment Certificates.

         "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

         "Final Expected Distribution Date" means January 15, 2022.

         "Final Legal Distribution Date" means July 15, 2023.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of June 15, 1998 among the Pass Through Trustee, the Liquidity Provider and the Subordination Agent.

         "Interest Drawing" has the meaning specified in the Intercreditor Agreement.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Liquidity Facility" means the Irrevocable Revolving Credit Agreement Class A Pass Through Certificates dated as of June 15, 1998 between the Subordination Agent and the Liquidity Provider.

         "Liquidity Provider" means Kreditanstalt fur Wiederaufbau, a corporation organized under the public law of the Federal Republic of Germany or any replacement liquidity provider.

         "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.06 hereof.

         "Pool Balance" means, for any Pass Through Trust or for the Pass Through Certificates issued by any Pass Through Trust, as of any date, the original aggregate face amount of the Pass Through Certificates of such Pass Through Trust less the aggregate amount of all payments on such Pass Through Certificates other than payments made in respect of interest or premium or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on the Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "Pool Factor" means, for any Pass Through Trust as of any Regular Distribution Date or Special Distribution Date the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Pass Through Certificates of the related Class. The Pool Factor for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on such Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "PTC Event of Default" has the meaning set forth in Section 3.15 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.06 hereof.

         "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.

         "Specified Investments" has the meaning set forth in Schedule II to the Participation Agreements.

         "Subordination Agent" means First Security Bank, National Association, a national banking association.

         "Trust Property" means, for this Pass Through Trust: (i) the Equipment Certificates held in this Pass Through Trust; (ii) the rights of this Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights); (iii) all monies receivable under the Liquidity Facility for this Pass Through Trust; and (iv) funds from time to time deposited with the Pass Through Trustee in accounts relating to this Pass Through Trust.

         "Underwriters" means Morgan Stanley & Co. Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc.

         "Underwriting Agreement" means the Underwriting Agreement dated June 30, 1998 among the Company and the Underwriters.


                                   ARTICLE II

                         DESIGNATIONS; TRUST FORMATION;
                     ISSUANCE OF PASS THROUGH CERTIFICATES

         Section 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1998-1-A (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1998-1 Pass Through Certificates, Class A (herein sometimes called the "1998-1-A Pass Through Certificates"). The 1998-1-A Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Sections 2.08, 2.09 and 2.11 of the Pass Through Agreement, the aggregate amount of 1998-1-A Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $458,077,000.

         Section 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its acceptance of any 1998-1-A Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement, the Intercreditor Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through
Trustee of this Pass Through Trust for the use and benefit of the Certificateholders.

         Section 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1998-1-A Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the 1998-1-A Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         Section 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

         Section 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may
be).

         Section 2.06. The Intercreditor Agreement. The Pass Through Trustee is hereby directed to execute and deliver the Intercreditor Agreement on or prior to the Issuance Date in the form delivered to the Pass Through Trustee by the Company. The Pass Through Trustee represents and warrants that the Intercreditor Agreement will be duly executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

         Section 2.07. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in
Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1998-1-A Pass Through Certificates.

         Section 2.08. Acceptance of Appointment of Pass Through Trustee. First Security Bank, National Association represents and warrants that it is qualified to serve as Pass Through Trustee and satisfies the criteria specified in Section 10.02 of the Pass Through Agreement for eligibility as a Pass Through Trustee. First Security Bank, National Association hereby agrees to serve as Pass Through Trustee for the Pass Through Certificates and acknowledges its appointment as Pass Through Trustee in accordance with the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement upon the execution and delivery of this Series Supplement.


                                  ARTICLE III

                         DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
            THE CERTIFICATEHOLDERS; PROVISION OF CERTAIN INFORMATION

         Section 3.01. Distribution Dates. The Regular Distribution Dates are each January 15 and July 15, commencing on January 15, 1999. The Special Distribution Date is any Business Day on which a Special Payment is to be distributed.

         Section 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are December 31 and June 30, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

         Section 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         Section 3.04.  Form of Pass Through Certificates.  Subject to Section
2.07 of the Pass Through Agreement, each of the 1998-1-A Pass Through Certificates will be substantially in the form of Exhibit A hereto. The 1998-1-A Pass Through Certificates will be issued pursuant to a book-entry system in the form of one or more Registered Global Certificates and subject to the conditions set forth in the Letter of Representations among the Company, the Pass Through Trustee and The Depository Trust Company.

         Section 3.05. Indenture Documents. The related Indenture Documents are listed in Schedule I hereto.

         Section 3.06. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

         (b) The Paying Agent, Registrar and Authenticating Agent for the 1998-1-A Pass Through Certificates initially shall be First Security Bank, National Association. First Security Bank, National Association hereby represents and warrants to the Company that it is qualified to serve as Paying Agent, Registrar and Authenticating Agent under the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement.

         Section 3.07. Predelivery Funding. During the period between the date of issuance of Equipment Certificates by the Owner Trustee in respect of Federal Express Corporation Trust Nos. N585FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE, N682FE, N620FE, N621FE and N623FE and the Aircraft Delivery Date for the related Aircraft, such Equipment Certificates will not be secured by such Aircraft or the related Lease, but will be secured by the related Collateral Account. Pursuant to the related Indenture, the Indenture Trustee on behalf of the related Owner Trustee will deposit the proceeds from the sale of the related Equipment Certificates into the related Collateral Account.

         Sums deposited in each Collateral Account will be invested as set forth in the Related Indenture.

         Section 3.08. ERISA. Any Person who is acquiring a Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of a Pass Through Certificate such that its purchase and holding of a Pass Through Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA and Section 4975 of the Code.

         Section 3.09. Intercreditor Agreement. The 1998-1-A Pass Through Certificates are subject to the Intercreditor Agreement.

         Section 3.10. Ranking of Equipment Certificates. The Equipment Certificates will be subject to the ranking and priority as set forth in the related Indenture Documents.

         Section 3.11. No Cross-Default or Cross-Collateralization of Equipment Certificates. As set forth in the related Indenture Documents, there are no cross-collateralization provisions or cross-default provisions in respect of the Equipment Certificates.

         Section 3.12. Ranking of 1998-1-A Pass Through Certificates. The 1998-1-A Pass Through Certificates will be subject to the ranking and priority as set forth in the Intercreditor Agreement.

         Section 3.13. Liquidity Facility. Payments of interest on the 1998-1-A Pass Through Certificates will be supported by a Liquidity Facility to be provided by the Liquidity Provider for the benefit of the Certificateholders.

         Section 3.14. Purchase Rights of Certificateholders. The Certificateholders will have the purchase rights, if any, upon the occurrence and during the continuation of a Triggering Event as set forth in the Pass Through Agreement.

         Section 3.15. PTC Event of Default. A PTC Event of Default shall have occurred if, for any Pass Through Trust, the Pass Through Trustee shall fail to pay within 10 Business Days of the due date thereof (i) the outstanding Pool Balance of the 1998-1-A Pass Through Certificates on the Final Legal Distribution Date or (ii) interest due on the 1998-1 Pass Through Certificates on any Regular Distribution Date unless the Subordination Agent has made an Interest Drawing in an amount sufficient to pay such interest and has distributed such amount to the Certificateholders. Any failure by the Pass Through Trustee to make expected principal distributions on the 1998-1-A Pass Through Certificates on any Regular Distribution Date (other than the Final Legal Distribution Date) will not be a PTC Event of Default.

         Section 3.16. Amendment to Schedule of Principal Payments. Not later than the seventh Business Day preceding each of the Regular Distribution Dates in January 1999, July 1999 and January 2000, the Pass Through Trustee shall mail to Certificateholders a statement, based on the most recent information provided by the Indenture Trustees pursuant to Section 2.18 of the Indentures, setting forth the schedule of principal payments of the Equipment Certificates and the expected Pool Factors in respect of such Regular Distribution Dates, in the form of the schedule containing such information set forth in the Pass Through Certificates.

         Section 3.17. Information Available to Beneficial Owners. The Pass Through Trustee shall mail to any beneficial holder of Pass Through Certificates that has provided to the Pass Through Trustee a certificate (in reasonable detail satisfactory to the Pass Through Trustee) as to the principal amount of Pass Through Certificates beneficially owned and any intermediaries through which such Person's ownership interest in Pass Through Certificates is held, copies of all reports and other documents mailed to Certificateholders. The Pass Through Trustee shall mail the reports to such beneficial owners on the date such reports are mailed to Certificateholders under the Pass Through Agreement and this Series Supplement, or as soon thereafter as practicable.


                                   ARTICLE IV

                                 MISCELLANEOUS

         Section 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH 1998-1-A PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         Section 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         Section 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                     FEDERAL EXPRESS CORPORATION


                     By: _________________________________________
                           Name: Robert D. Henning
                           Title: Vice President and Treasurer


                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee


                     By: _________________________________________
                           Name: Greg A. Hawley
                           Title: Vice President




                                                                      Exhibit A
                                                                             to
                                                              Series Supplement
                                                              -----------------

                        FORM OF PASS THROUGH CERTIFICATE

             THIS IS A REGISTERED GLOBAL CERTIFICATE REFERRED TO IN
               SECTION 2.12 OF THE PASS THROUGH TRUST AGREEMENT.

Unless this pass through certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Pass Through Trustee or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1998-1-A

                    1998-1 Pass Through Certificate, Class A

                                CUSIP 31331F AX9

               Final Expected Distribution Date: January 15, 2022 evidencing a fractional undivided interest in a pass through trust.

Certificate No._______

           Applicable interest rate on Equipment Certificates held in Pass Through Trust, 1998-1-A: 6.720%.

   $___________ Fractional Undivided Interest representing _______ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1998-1-A (the "Pass Through Trust") created and declared by First Security Bank, National Association, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of May 1, 1997 (the "Pass Through Agreement"), as supplemented by Series Supplement 1998-1-A thereto dated July 7, 1998 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.

         This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1998-1 Pass Through Certificates, Class A." This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust includes (i) the Equipment Certificates held in such Pass Through Trust, (ii) the rights of such Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights), (iii) all monies receivable under the Liquidity Facility for such Pass Through Trust, and (iv) funds from time to time deposited with the Pass Through Trustee in accounts relating to such Pass Through Trust. (the "Trust Property"). Equipment Certificates of each series are secured by a security interest in (A) an aircraft leased to or, if any of seven Airbus A300F4-605R Aircraft or three McDonnell Douglas MD-11F Aircraft have been purchased by the Company pursuant to the related Participation Agreement, owned by the Company and, in the case of a leased aircraft, an assignment of the rights of the Related Owner Trustee with respect to such aircraft, including the right to receive rent and other amounts payable under the related Lease or Indenture with respect to such aircraft or (B) a collateral account containing the proceeds of the sale of such series of Equipment Certificates, which shall be invested in Specified Investments pursuant to the related Indenture. Each of the Pass Through Certificates represents a Fractional Undivided Interest in the Pass Through Trust and the Trust Property, and has no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other class of Pass Through Certificates issued pursuant thereto.

         Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, from funds then available to the Pass Through Trustee, there will be distributed on each January 15 and July 15 (a "Regular Distribution Date"), commencing on January 15, 1999, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.

         Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

         If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be any Business Day on which a Special Payment is to be distributed.

         Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

         Any Person acquiring this Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of this Pass Through Certificate such that its purchase and holding of this Pass Through Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

         This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.

         IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                     FEDERAL EXPRESS CORPORATION
                     PASS THROUGH TRUST, 1998-1-A

                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                     By:   ________________________________
                           Authorized Signatory




      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:  _______, 1998

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                     By:   ________________________________
                           Authorized Signatory

                     [Reverse of Pass Through Certificate]

         The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement. Subject to the Intercreditor Agreement, all payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement.

         In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement.

         This Pass Through Certificate does not purport to summarize the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and reference is made to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

         As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment or default in respect of payment on the Equipment Certificates shall occur and assuming there will be no change in the payment terms of the Equipment Certificates, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:


                         Class A Trust
                           Equipment
    Regular          Scheduled Payments
Distribution Date        of Principal        Expected Pool Factor
-----------------    --------------------   ----------------------
January 15, 1999     $       131,697            0.9997125
July 15, 1999              2,538,563            0.9941707
January 15, 2000           6,525,699            0.9799249
July 15, 2000              1,008,912            0.9777224
January 15, 2001          11,045,518            0.9536096
July 15, 2001              1,008,912            0.9514071
January 15, 2002          11,025,065            0.9273389
July 15, 2002              3,215,912            0.9203185
January 15, 2003          10,981,487            0.8963455
July 15, 2003              3,699,828            0.8882686
January 15, 2004          10,031,518            0.8663694
July 15, 2004              4,649,797            0.8562187
January 15, 2005          10,031,518            0.8343195
July 15, 2005              4,649,797            0.8241688
January 15, 2006          12,658,403            0.7965350
July 15, 2006              2,022,912            0.7921189
January 15, 2007          12,658,403            0.7644851
July 15, 2007              2,022,912            0.7600690
January 15, 2008          12,658,403            0.7324353
July 15, 2008              2,022,912            0.7280192
January 15, 2009          12,846,726            0.6999743
July 15, 2009              2,022,912            0.6955582
January 15, 2010          18,537,647            0.6550897
January 15, 2011          19,504,957            0.6125097
January 15, 2012          20,367,119            0.5680474
January 15, 2013          13,128,047            0.5393884
January 15, 2014          11,662,043            0.5139297
January 15, 2015          11,662,042            0.4884710
January 15, 2016          15,702,539            0.4541918
January 15, 2017          32,542,770            0.3831496
January 15, 2018          44,045,687            0.2869962
January 15, 2019          42,153,102            0.1949743
January 15, 2020          53,352,060            0.0785047
July 15, 2020                212,563            0.0780406
January 15, 2021          20,890,132            0.0324367
January 15, 2022          14,858,486            0.0000000

         Each Certificateholder of this Pass Through Certificate by its acceptance hereof, acknowledges that the terms of the Participation Agreement, the Lease and the Indenture as they relate to eleven of the aircraft may differ from the terms set forth or incorporated by reference in this Pass Through Certificate.

         The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority
In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 fractional undivided interests and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.


                                                                     Schedule I
                                                                             to
                                                              Series Supplement
                                                              -----------------

                           Federal Express Corporation
                          Pass Through Trust, 1998-1-A

                                     Class A

                             Equipment Certificates;
                           Related Indenture Documents

1. Equipment Certificates (Federal Express Corporation Trust No. N585FE):

   Interest Rate:    6.720%
   Maturity:         July 15, 2020
   Principal Amount: $31,384,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and Lease Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

2. Equipment Certificates (Federal Express Corporation Trust No. N590FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2020
   Principal Amount: $30,775,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, among Federal Express Corporation, as Lessee, BMO Leasing (U.S.), Inc., as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between BMO Leasing (U.S.), Inc., as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Owner Participant Guaranty (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, as amended and restated as of July 7, 1998, by Bankmont Financial Corp., as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee; and

   Owner Trustee Guaranty (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, as amended and restated as of July 7, 1998, by State Street Bank and Trust Company, as the Owner Trustee Guarantor in favor of the Lessee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.

3. Equipment Certificates (Federal Express Corporation Trust No. N620FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2022
   Principal Amount: $43,086,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

4. Equipment Certificates (Federal Express Corporation Trust No. N621FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2022
   Principal Amount: $43,372,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

5. Equipment Certificates (Federal Express Corporation Trust No. N623FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2022
   Principal Amount: $43,372,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

6. Equipment Certificates (Federal Express Corporation Trust No. N675FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2018
   Principal Amount: $33,630,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Owner Participant Guaranty (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, as amended and restated as of July 7, 1998, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee; and

   Owner Trustee Guaranty (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, as amended and restated as of July 7, 1998, by State Street Bank and Trust Company, as the Owner Trustee Guarantor in favor of the Lessee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.

7. Equipment Certificates (Federal Express Corporation Trust No. N676FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2021
   Principal Amount: $32,271,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

8. Equipment Certificates (Federal Express Corporation Trust No. N677FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2021
   Principal Amount: $32,879,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

9. Equipment Certificates (Federal Express Corporation Trust No. N678FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2019
   Principal Amount: $31,796,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

10. Equipment Certificates (Federal Express Corporation Trust No. N679FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2020
   Principal Amount: $33,362,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

11. Equipment Certificates (Federal Express Corporation Trust No. N680FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2020
   Principal Amount: $33,154,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

12. Equipment Certificates (Federal Express Corporation Trust No. N681FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2021
   Principal Amount: $34,489,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

13. Equipment Certificates (Federal Express Corporation Trust No. N682FE):

   Interest Rate:    6.720%
   Maturity:         January 15, 2020
   Principal Amount: $34,507,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


                                                                   Schedule II
                                                                            to
                                                             Series Supplement
                                                             -----------------

                Cut-Off Date for each of the Undelivered Aircraft
                -------------------------------------------------

Federal Express Corporation     Manufacturer's Serial
         Trust No.                      Number               Cut-Off Date
----------------------------    ----------------------    -------------------
           N585FE                       48481              December 14, 1998
           N620FE                       48791                June 13, 1999
           N621FE                       48792             September 13, 1999
           N623FE                       48794             September 13, 1999
           N676FE                        790               October 13, 1998
           N677FE                        791               November 24, 1998
           N678FE                        792               December 22, 1998
           N679FE                        793               January 20, 1999
           N680FE                        794               February 10, 1999
           N681FE                        799                August 18, 1999
           N682FE                        800                August 30, 1999



--------------------------------------------------------------------------------

                           SERIES SUPPLEMENT 1998-1-B

                               Dated July 7, 1998


                                     between

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                             as Pass Through Trustee


                                       and


                           FEDERAL EXPRESS CORPORATION

                                       to

                          PASS THROUGH TRUST AGREEMENT
                             Dated as of May 1, 1997


                                  $178,606,000

                           Federal Express Corporation
                          Pass Through Trust, 1998-1-B

                           Federal Express Corporation
                        1998-1 Pass Through Certificates,
                                     Class B

--------------------------------------------------------------------------------




                                TABLE OF CONTENTS
                                -----------------


                                                                          Page


RECITALS..................................................................   1

                                    ARTICLE I

                               CERTAIN DEFINITIONS

                                   ARTICLE II

                         DESIGNATIONS; TRUST FORMATION;
                      ISSUANCE OF PASS THROUGH CERTIFICATES

   Section 2.01.  Designations; Aggregate Amount...........................  5
   Section 2.02.  Declaration of Trust; Authorization......................  6
   Section 2.03.  Issuance of Pass Through Certificates....................  6
   Section 2.04.  Purchase of Equipment Certificates.......................  6
   Section 2.05.  Representations and Warranties of the Company............  6
   Section 2.06.  The Intercreditor Agreement..............................  7
   Section 2.07.  Conditions Precedent.....................................  7
   Section 2.08.  Acceptance of Appointment of Pass Through Trustee........  7

                                  ARTICLE III

                        DISTRIBUTION AND RECORD DATES;
                   CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
        CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
           THE CERTIFICATEHOLDERS; PROVISION OF CERTAIN INFORMATION

   Section 3.01.  Distribution Dates.......................................  7
   Section 3.02.  Record Dates.............................................  7
   Section 3.03.  Certificate Account and Special Payments Account.........  8
   Section 3.04.  Form of Pass Through Certificates........................  8
   Section 3.05.  Indenture Documents......................................  8
   Section 3.06.  Appointment of Authenticating Agent; Paying Agent and
                  Registrar................................................  8
   Section 3.07.  Predelivery Funding......................................  9
   Section 3.08.  ERISA....................................................  9
   Section 3.09.  Intercreditor Agreement..................................  9
   Section 3.10.  Ranking of Equipment Certificates........................  9
   Section 3.11.  No Cross-Default or Cross-Collateralization of Equipment
                  Certificates.............................................  9
   Section 3.12.  Ranking of 1998-1-B Pass Through Certificates............  9
   Section 3.13.  Liquidity Facility.......................................  9
   Section 3.14.  Purchase Rights of Certificateholders.................... 10
   Section 3.15.  PTC Event of Default..................................... 10
   Section 3.16.  Amendment to Schedule of Principal Payments.............. 10
   Section 3.17.  Information Available to Beneficial Owners............... 10

                                   ARTICLE IV

                                  MISCELLANEOUS

   Section 4.01.  Governing Law; Counterpart Form.......................... 10
   Section 4.02.  Reports by the Company................................... 11
   Section 4.03.  Modification and Ratification of Pass Through Agreement.. 11
   Section 4.04.  Termination.............................................. 11

   EXHIBIT A      Form of Pass Through Certificate

   SCHEDULE I     Equipment Certificates; related Indenture Documents
   SCHEDULE II    Cut-Off Date for each of the Aircraft


                           SERIES SUPPLEMENT 1998-1-B

         SERIES SUPPLEMENT 1998-1-B, dated July 7, 1998 (this "Series Supplement"), between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Pass Through Trustee (the "Pass Through Trustee"), to the Pass Through Trust Agreement, dated as of May 1, 1997 (the "Pass Through Agreement"), between the Company and the Pass Through Trustee.


                                    RECITALS

         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the class of pass through certificates to be issued pursuant to such pass through trust, appointing an institution to act as Pass Through Trustee if different from the institution executing the Pass Through Agreement, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such class shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

         WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Class rather than to any Pass Through Trust or Class generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1998-1-B, or the Federal Express Corporation 1998-1 Pass Through Certificates, Class B, as the case may be, whether or not expressly so stated herein.

         "Aircraft" means five McDonnell Douglas MD-11F aircraft and eight Airbus A300F4-605R aircraft, including the Engines (as such term is defined in the related Participation Agreement) relating thereto, leased, or expected to be leased, by the related Owner Trustee to the Company pursuant to one of thirteen separate Leases, and, collectively, means all of the foregoing.

         "Aircraft Delivery Date" means, for each Aircraft, the date on which such Aircraft is delivered and sold to the Lessor (as such term is defined in the related Participation Agreement) and leased by the Lessor to the Lessee (as such term is defined in the related Participation Agreement) under the Lease (as such term is defined in the related Participation Agreement), which date shall also be the date of the initial Lease Supplement (as such term is defined in the related Participation Agreement).

         "Authenticating Agent" has the meaning set forth in Section 3.06 hereof.

         "Certificate Account" means the Certificate Account specified in
Section 3.03 hereof.

         "Certificateholders" means the Certificateholders of the Class of Pass Through Certificates designated in Section 2.01 hereof.

         "Class" means the single class of Pass Through Certificates issued by a particular Pass Through Trust.

         "Collateral Account" means each of the Collateral Accounts established pursuant to the Indentures for each of Federal Express Corporation Trust Nos. N585FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE, N682FE,
N620FE, N621FE and N623FE, into which the proceeds of sale of the related Equipment Certificates will be deposited respectively.

         "Cut-Off Date" means the date listed on Schedule II hereto for each undelivered Aircraft.

         "Delivery Date" means, for any Equipment Certificates, the Refunding Date, if any, or otherwise the Pass Through Closing Date (as such terms are defined in the related Participation Agreement) for such Equipment Certificates.

         "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

         "Final Expected Distribution Date" means January 15, 2019.

         "Final Legal Distribution Date" means July 15, 2020.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of June 15, 1998 among the Pass Through Trustee, the Liquidity Provider and the Subordination Agent.

         "Interest Drawing" has the meaning specified in the Intercreditor Agreement.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Liquidity Facility" means the Irrevocable Revolving Credit Agreement Class B Pass Through Certificates dated as of June 15, 1998 between the Subordination Agent and the Liquidity Provider.

         "Liquidity Provider" means Kreditanstalt fur Wiederaufbau, a corporation organized under the public law of the Federal Republic of Germany or any replacement liquidity provider.

         "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.06 hereof.

         "Pool Balance" means, for any Pass Through Trust or for the Pass Through Certificates issued by any Pass Through Trust, as of any date, the original aggregate face amount of the Pass Through Certificates of such Pass Through Trust less the aggregate amount of all payments on such Pass Through Certificates other than payments made in respect of interest or premium or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on the Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "Pool Factor" means, for any Pass Through Trust as of any Regular Distribution Date or Special Distribution Date the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Pass Through Certificates of the related Class. The Pool Factor for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on such Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "PTC Event of Default" has the meaning set forth in Section 3.15 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.06 hereof.

         "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.

         "Specified Investments" has the meaning set forth in Schedule II to the Participation Agreements.

         "Subordination Agent" means First Security Bank, National Association, a national banking association.

         "Trust Property" means, for this Pass Through Trust: (i) the Equipment Certificates held in this Pass Through Trust; (ii) the rights of this Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights); (iii) all monies receivable under the Liquidity Facility for this Pass Through Trust; and (iv) funds from time to time deposited with the Pass Through Trustee in accounts relating to this Pass Through Trust.

         "Underwriters" means Morgan Stanley & Co. Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc.

         "Underwriting Agreement" means the Underwriting Agreement dated June 30, 1998 among the Company and the Underwriters.


                                   ARTICLE II

                         DESIGNATIONS; TRUST FORMATION;
                      ISSUANCE OF PASS THROUGH CERTIFICATES

         Section 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1998-1-B (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1998-1 Pass Through Certificates, Class B (herein sometimes called the "1998-1-B Pass Through Certificates"). The 1998-1-B Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Sections 2.08, 2.09 and 2.11 of the Pass Through Agreement, the aggregate amount of 1998-1-B Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $178,606,000.

         Section 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its acceptance of any 1998-1-B Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement, the Intercreditor Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through
Trustee of this Pass Through Trust for the use and benefit of the Certificateholders.

         Section 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1998-1-B Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the 1998-1-B Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         Section 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

         Section 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may
be).

         Section 2.06. The Intercreditor Agreement. The Pass Through Trustee is hereby directed to execute and deliver the Intercreditor Agreement on or prior to the Issuance Date in the form delivered to the Pass Through Trustee by the Company. The Pass Through Trustee represents and warrants that the Intercreditor Agreement will be duly executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

         Section 2.07. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in
Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1998-1-B Pass Through Certificates.

         Section 2.08. Acceptance of Appointment of Pass Through Trustee. First Security Bank, National Association represents and warrants that it is qualified to serve as Pass Through Trustee and satisfies the criteria specified in Section 10.02 of the Pass Through Agreement for eligibility as a Pass Through Trustee. First Security Bank, National Association hereby agrees to serve as Pass Through Trustee for the Pass Through Certificates and acknowledges its appointment as Pass Through Trustee in accordance with the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement upon the execution and delivery of this Series Supplement.


                                   ARTICLE III

                         DISTRIBUTION AND RECORD DATES;
                    CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
         CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
            THE CERTIFICATEHOLDERS; PROVISION OF CERTAIN INFORMATION

         Section 3.01. Distribution Dates. The Regular Distribution Dates are each January 15 and July 15, commencing on January 15, 1999. The Special Distribution Date is any Business Day on which a Special Payment is to be distributed.

         Section 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are December 31 and June 30, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

         Section 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         Section 3.04.  Form of Pass Through Certificates.  Subject to Section
2.07 of the Pass Through Agreement, each of the 1998-1-B Pass Through Certificates will be substantially in the form of Exhibit A hereto. The 1998-1-B Pass Through Certificates will be issued pursuant to a book-entry system in the form of one or more Registered Global Certificates and subject to the conditions set forth in the Letter of Representations among the Company, the Pass Through Trustee and The Depository Trust Company.

         Section 3.05. Indenture Documents. The related Indenture Documents are listed in Schedule I hereto.

         Section 3.06. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

         (b) The Paying Agent, Registrar and Authenticating Agent for the 1998-1-B Pass Through Certificates initially shall be First Security Bank, National Association. First Security Bank, National Association hereby represents and warrants to the Company that it is qualified to serve as Paying Agent, Registrar and Authenticating Agent under the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement.

         Section 3.07. Predelivery Funding. During the period between the date of issuance of Equipment Certificates by the Owner Trustee in respect of Federal Express Corporation Trust Nos. N585FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE, N682FE, N620FE, N621FE and N623FE and the Aircraft Delivery Date for the related Aircraft, such Equipment Certificates will not be secured by such Aircraft or the related Lease, but will be secured by the related Collateral Account. Pursuant to the related Indenture, the Indenture Trustee on behalf of the related Owner Trustee will deposit the proceeds from the sale of the related Equipment Certificates into the related Collateral Account.

         Sums deposited in each Collateral Account will be invested as set forth in the Related Indenture.

         Section 3.08. ERISA. Any Person who is acquiring a Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of a Pass Through Certificate such that its purchase and holding of a Pass Through Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA and Section 4975 of the Code.

         Section 3.09. Intercreditor Agreement. The 1998-1-B Pass Through Certificates are subject to the Intercreditor Agreement.

         Section 3.10. Ranking of Equipment Certificates. The Equipment Certificates will be subject to the ranking and priority as set forth in the related Indenture Documents.

         Section 3.11. No Cross-Default or Cross-Collateralization of Equipment Certificates. As set forth in the related Indenture Documents, there are no cross-collateralization provisions or cross-default provisions in respect of the Equipment Certificates.

         Section 3.12. Ranking of 1998-1-B Pass Through Certificates. The 1998-1-B Pass Through Certificates will be subject to the ranking and priority as set forth in the Intercreditor Agreement.

         Section 3.13. Liquidity Facility. Payments of interest on the 1998-1-B Pass Through Certificates will be supported by a Liquidity Facility to be provided by the Liquidity Provider for the benefit of the Certificateholders.

         Section 3.14. Purchase Rights of Certificateholders. The Certificateholders will have the purchase rights, if any, upon the occurrence and during the continuation of a Triggering Event as set forth in the Pass Through Agreement.

         Section 3.15. PTC Event of Default. A PTC Event of Default shall have occurred if, for any Pass Through Trust, the Pass Through Trustee shall fail to pay within 10 Business Days of the due date thereof (i) the outstanding Pool Balance of the 1998-1-B Pass Through Certificates on the Final Legal Distribution Date or (ii) interest due on the 1998-1 Pass Through Certificates on any Regular Distribution Date unless the Subordination Agent has made an Interest Drawing in an amount sufficient to pay such interest and has distributed such amount to the Certificateholders. Any failure by the Pass Through Trustee to make expected principal distributions on the 1998-1-B Pass Through Certificates on any Regular Distribution Date (other than the Final Legal Distribution Date) will not be a PTC Event of Default.

         Section 3.16. Amendment to Schedule of Principal Payments. Not later than the seventh Business Day preceding each of the Regular Distribution Dates in January 1999, July 1999 and January 2000, the Pass Through Trustee shall mail to Certificateholders a statement, based on the most recent information provided by the Indenture Trustees pursuant to Section 2.18 of the Indentures, setting forth the schedule of principal payments of the Equipment Certificates and the expected Pool Factors in respect of such Regular Distribution Dates, in the form of the schedule containing such information set forth in the Pass Through Certificates.

         Section 3.17. Information Available to Beneficial Owners. The Pass Through Trustee shall mail to any beneficial holder of Pass Through Certificates that has provided to the Pass Through Trustee a certificate (in reasonable detail satisfactory to the Pass Through Trustee) as to the principal amount of Pass Through Certificates beneficially owned and any intermediaries through which such Person's ownership interest in Pass Through Certificates is held, copies of all reports and other documents mailed to Certificateholders. The Pass Through Trustee shall mail the reports to such beneficial owners on the date such reports are mailed to Certificateholders under the Pass Through Agreement and this Series Supplement, or as soon thereafter as practicable.


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH 1998-1-B PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         Section 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         Section 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                     FEDERAL EXPRESS CORPORATION


                     By: _________________________________________
                           Name: Robert D. Henning
                           Title: Vice President and Treasurer


                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee


                     By: _________________________________________
                           Name: Greg A. Hawley
                           Title: Vice President




                                                                      Exhibit A
                                                                             to
                                                              Series Supplement
                                                              -----------------

                        FORM OF PASS THROUGH CERTIFICATE

             THIS IS A REGISTERED GLOBAL CERTIFICATE REFERRED TO IN
                SECTION 2.12 OF THE PASS THROUGH TRUST AGREEMENT.

Unless this pass through certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Pass Through Trustee or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1998-1-B

                    1998-1 Pass Through Certificate, Class B

                                CUSIP 31331F AY7

              Final Expected Distribution Date: January 15, 2019 evidencing a fractional undivided interest in a pass through trust.

Certificate No. _______

           Applicable interest rate on Equipment Certificates held in
                      Pass Through Trust, 1998-1-B: 6.845%.

   $___________ Fractional Undivided Interest representing _______ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1998-1-B (the "Pass Through Trust") created and declared by First Security Bank, National Association, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of May 1, 1997 (the "Pass Through Agreement"), as supplemented by Series Supplement 1998-1-B thereto dated July 7, 1998 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.

         This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1998-1 Pass Through Certificates, Class B." This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust includes (i) the Equipment Certificates held in such Pass Through Trust, (ii) the rights of such Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights), (iii) all monies receivable under the Liquidity Facility for such Pass Through Trust, and (iv) funds from time to time deposited with the Pass Through Trustee in accounts relating to such Pass Through Trust. (the "Trust Property"). Equipment Certificates of each series are secured by a security interest in (A) an aircraft leased to or, if any of seven Airbus A300F4-605R Aircraft or three McDonnell Douglas MD-11F Aircraft have been purchased by the Company pursuant to the related Participation Agreement, owned by the Company and, in the case of a leased aircraft, an assignment of the rights of the Related Owner Trustee with respect to such aircraft, including the right to receive rent and other amounts payable under the related Lease or Indenture with respect to such aircraft or (B) a collateral account containing the proceeds of the sale of such series of Equipment Certificates, which shall be invested in Specified Investments pursuant to the related Indenture. Each of the Pass Through Certificates represents a Fractional Undivided Interest in the Pass Through Trust and the Trust Property, and has no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other class of Pass Through Certificates issued pursuant thereto.

         Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, from funds then available to the Pass Through Trustee, there will be distributed on each January 15 and July 15 (a "Regular Distribution Date"), commencing on January 15, 1999, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.

         Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

         If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be any Business Day on which a Special Payment is to be distributed.

         Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

         Any Person acquiring this Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of this Pass Through Certificate such that its purchase and holding of this Pass Through Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

         This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.

         IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                     FEDERAL EXPRESS CORPORATION
                     PASS THROUGH TRUST, 1998-1-B

                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                     By:   ________________________________
                           Authorized Signatory







      [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:  _______, 1998

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                     By:   ________________________________
                           Authorized Signatory

                      [Reverse of Pass Through Certificate]

         The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement. Subject to the Intercreditor Agreement, all payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement.

         In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement.

         This Pass Through Certificate does not purport to summarize the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and reference is made to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

         As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment or default in respect of payment on the Equipment Certificates shall occur and assuming there will be no change in the payment terms of the Equipment Certificates, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:


                         Class B Trust
                           Equipment
     Regular           Scheduled Payments
Distribution Date         of Principal           Expected Pool Factor
-----------------    ------------------------  ------------------------

January 15, 1999     $    3,479,216             0.9805202
July 15, 1999             4,015,655             0.9580368
January 15, 2000          3,622,198             0.9377565
July 15, 2000               378,342             0.9356382
January 15, 2001          3,905,761             0.9137701
July 15, 2001               378,342             0.9116518
January 15, 2002          4,564,232             0.8860971
July 15, 2002               380,960             0.8839641
January 15, 2003          3,913,469             0.8620529
July 15, 2003             1,363,424             0.8544192
January 15, 2004          4,142,715             0.8312245
July 15, 2004             1,363,424             0.8235908
January 15, 2005          3,764,238             0.8025152
July 15, 2005             1,741,900             0.7927624
January 15, 2006          4,747,548             0.7661813
July 15, 2006               758,592             0.7619340
January 15, 2007          8,998,641             0.7115514
July 15, 2007               758,592             0.7073041
January 15, 2008          9,947,415             0.6516093
July 15, 2008               766,803             0.6473161
January 15, 2009          9,714,569             0.5929250
January 15, 2010          4,195,730             0.5694335
January 15, 2011          4,385,512             0.5448794
January 15, 2012          4,698,226             0.5185744
January 15, 2013          5,263,436             0.4891048
January 15, 2014          8,221,201             0.4430750
January 15, 2015         12,610,322             0.3724709
January 15, 2016         10,392,486             0.3142842
January 15, 2017         21,901,629             0.1916589
January 15, 2018         16,259,146             0.1006253
January 15, 2019         17,972,276             0.0000000

         Each Certificateholder of this Pass Through Certificate by its acceptance hereof, acknowledges that the terms of the Participation Agreement, the Lease and the Indenture as they relate to eleven of the aircraft may differ from the terms set forth or incorporated by reference in this Pass Through Certificate.

         The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority
In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 fractional undivided interests and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.


                                                                     Schedule I
                                                                             to
                                                              Series Supplement
                                                              -----------------

                          Federal Express Corporation
                          Pass Through Trust, 1998-1-B

                                    Class B

                            Equipment Certificates;
                          Related Indenture Documents

1. Equipment Certificates (Federal Express Corporation Trust No. N585FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2019
   Principal Amount: $13,094,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

2. Equipment Certificates (Federal Express Corporation Trust No. N590FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2019
   Principal Amount: $12,122,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, among Federal Express Corporation, as Lessee, BMO Leasing (U.S.), Inc., as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between BMO Leasing (U.S.), Inc., as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Owner Participant Guaranty (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, as amended and restated as of July 7, 1998, by Bankmont Financial Corp., as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee; and

   Owner Trustee Guaranty (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, as amended and restated as of July 7, 1998, by State Street Bank and Trust Company, as the Owner Trustee Guarantor in favor of the Lessee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.

3. Equipment Certificates (Federal Express Corporation Trust No. N620FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2019
   Principal Amount: $16,157,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

4. Equipment Certificates (Federal Express Corporation Trust No. N621FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2019
   Principal Amount: $16,264,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

5. Equipment Certificates (Federal Express Corporation Trust No. N623FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2019
   Principal Amount: $16,264,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

6. Equipment Certificates (Federal Express Corporation Trust No. N675FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2016
   Principal Amount: $12,611,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Owner Participant Guaranty (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, as amended and restated as of July 7, 1998, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee; and

   Owner Trustee Guaranty (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, as amended and restated as of July 7, 1998, by State Street Bank and Trust Company, as the Owner Trustee Guarantor in favor of the Lessee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.

7. Equipment Certificates (Federal Express Corporation Trust No. N676FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2019
   Principal Amount: $13,080,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

8. Equipment Certificates (Federal Express Corporation Trust No. N677FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2019
   Principal Amount: $13,410,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

9. Equipment Certificates (Federal Express Corporation Trust No. N678FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2017
   Principal Amount: $12,603,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

10. Equipment Certificates (Federal Express Corporation Trust No. N679FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2017
   Principal Amount: $13,113,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

11. Equipment Certificates (Federal Express Corporation Trust No. N680FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2017
   Principal Amount: $13,321,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

12. Equipment Certificates (Federal Express Corporation Trust No. N681FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2018
   Principal Amount: $13,271,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

13. Equipment Certificates (Federal Express Corporation Trust No. N682FE):

   Interest Rate:    6.845%
   Maturity:         January 15, 2018
   Principal Amount: $13,296,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


                                                                   Schedule II
                                                                            to
                                                             Series Supplement
                                                             -----------------

               Cut-Off Date for each of the Undelivered Aircraft
               -------------------------------------------------


Federal Express Corporation     Manufacturer's Serial
         Trust No.                      Number               Cut-Off Date
----------------------------    ----------------------    -------------------
           N585FE                       48481              December 14, 1998
           N620FE                       48791                June 13, 1999
           N621FE                       48792             September 13, 1999
           N623FE                       48794             September 13, 1999
           N676FE                        790               October 13, 1998
           N677FE                        791               November 24, 1998
           N678FE                        792               December 22, 1998
           N679FE                        793               January 20, 1999
           N680FE                        794               February 10, 1999
           N681FE                        799                August 18, 1999
           N682FE                        800                August 30, 1999



--------------------------------------------------------------------------------

                           SERIES SUPPLEMENT 1998-1-C

                               Dated July 7, 1998


                                     between

                    FIRST SECURITY BANK, NATIONAL ASSOCIATION
                             as Pass Through Trustee


                                       and


                           FEDERAL EXPRESS CORPORATION

                                       to

                          PASS THROUGH TRUST AGREEMENT
                             Dated as of May 1, 1997


                                  $196,795,000

                           Federal Express Corporation
                          Pass Through Trust, 1998-1-C

                           Federal Express Corporation
                        1998-1 Pass Through Certificates,
                                     Class C

--------------------------------------------------------------------------------




                                TABLE OF CONTENTS
                                -----------------

                                                                          Page


RECITALS...................................................................  1

                                    ARTICLE I

                               CERTAIN DEFINITIONS

                                   ARTICLE II

                         DESIGNATIONS; TRUST FORMATION;
                      ISSUANCE OF PASS THROUGH CERTIFICATES

   Section 2.01.  Designations; Aggregate Amount...........................  5
   Section 2.02.  Declaration of Trust; Authorization......................  6
   Section 2.03.  Issuance of Pass Through Certificates....................  6
   Section 2.04.  Purchase of Equipment Certificates.......................  6
   Section 2.05.  Representations and Warranties of the Company............  6
   Section 2.06.  The Intercreditor Agreement..............................  6
   Section 2.07.  Conditions Precedent.....................................  7
   Section 2.08.  Acceptance of Appointment of Pass Through Trustee........  7

                                   ARTICLE III

                         DISTRIBUTION AND RECORD DATES;
                    CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
         CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
            THE CERTIFICATEHOLDERS; PROVISION OF CERTAIN INFORMATION

   Section 3.01.  Distribution Dates.......................................  7
   Section 3.02.  Record Dates.............................................  7
   Section 3.03.  Certificate Account and Special Payments Account.........  7
   Section 3.04.  Form of Pass Through Certificates........................  8
   Section 3.05.  Indenture Documents......................................  8
   Section 3.06.  Appointment of Authenticating Agent; Paying Agent and
                  Registrar................................................  8
   Section 3.07.  Predelivery Funding......................................  8
   Section 3.08.  ERISA....................................................  9
   Section 3.09.  Intercreditor Agreement..................................  9
   Section 3.10.  Ranking of Equipment Certificates........................  9
   Section 3.11.  No Cross-Default or Cross-Collateralization of Equipment
                  Certificates.............................................  9
   Section 3.12.  Ranking of 1998-1-C Pass Through Certificates............  9
   Section 3.13.  [Reserved]............................................... 10
   Section 3.14.  Purchase Rights of Certificateholders.................... 10
   Section 3.15.  Amendment to Schedule of Principal Payments.............. 10
   Section 3.16.  Information Available to Beneficial Owners............... 10

                                  ARTICLE IV

                                 MISCELLANEOUS

   Section 4.01.  Governing Law; Counterpart Form.......................... 10
   Section 4.02.  Reports by the Company................................... 11
   Section 4.03.  Modification and Ratification of Pass Through Agreement.. 11
   Section 4.04.  Termination.............................................. 11

   EXHIBIT A      Form of Pass Through Certificate

   SCHEDULE I     Equipment Certificates; related Indenture Documents
   SCHEDULE II    Cut-Off Date for each of the Aircraft


                           SERIES SUPPLEMENT 1998-1-C

         SERIES SUPPLEMENT 1998-1-C, dated July 7, 1998 (this "Series Supplement"), between FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Company") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, as Pass Through Trustee (the "Pass Through Trustee"), to the Pass Through Trust Agreement, dated as of May 1, 1997 (the "Pass Through Agreement"), between the Company and the Pass Through Trustee.


                                    RECITALS

         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the class of pass through certificates to be issued pursuant to such pass through trust, appointing an institution to act as Pass Through Trustee if different from the institution executing the Pass Through Agreement, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such class shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation Agreements, the Company has agreed to cause the Equipment Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Certificates, which will be held in trust as Trust Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through Certificates, join in the creation of such Pass Through Trust;

         WHEREAS, to facilitate the sale of the Equipment Certificates to, and the purchase of the Equipment Certificates by, the Pass Through Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                                    ARTICLE I

                               CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this Article I, if applicable, except to the extent the context requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Class rather than to any Pass Through Trust or Class generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass Through Trust, 1998-1-C, or the Federal Express Corporation 1998-1 Pass Through Certificates, Class C, as the case may be, whether or not expressly so stated herein.

         "Aircraft" means five McDonnell Douglas MD-11F aircraft and eight Airbus A300F4-605R aircraft, including the Engines (as such term is defined in the related Participation Agreement) relating thereto, leased, or expected to be leased, by the related Owner Trustee to the Company pursuant to one of thirteen separate Leases, and, collectively, means all of the foregoing.

         "Aircraft Delivery Date" means, for each Aircraft, the date on which such Aircraft is delivered and sold to the Lessor (as such term is defined in the related Participation Agreement) and leased by the Lessor to the Lessee (as such term is defined in the related Participation Agreement) under the Lease (as such term is defined in the related Participation Agreement), which date shall also be the date of the initial Lease Supplement (as such term is defined in the related Participation Agreement).

         "Authenticating Agent" has the meaning set forth in Section 3.06 hereof.

         "Certificate Account" means the Certificate Account specified in
Section 3.03 hereof.

         "Certificateholders" means the Certificateholders of the Class of Pass Through Certificates designated in Section 2.01 hereof.

         "Class" means the single class of Pass Through Certificates issued by a particular Pass Through Trust.

         "Collateral Account" means each of the Collateral Accounts established pursuant to the Indentures for each of Federal Express Corporation Trust Nos. N585FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE, N682FE,
N620FE, N621FE and N623FE, into which the proceeds of sale of the related Equipment Certificates will be deposited respectively.

         "Cut-Off Date" means the date listed on Schedule II hereto for each undelivered Aircraft.

         "Delivery Date" means, for any Equipment Certificates, the Refunding Date, if any, or otherwise the Pass Through Closing Date (as such terms are defined in the related Participation Agreement) for such Equipment Certificates.

         "Equipment Certificates" means those Equipment Trust Certificates listed in Schedule I hereto.

         "Final Expected Distribution Date" means January 15, 2016.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of June 15, 1998 among the Pass Through Trustee, the Liquidity Provider (as defined therein) and the Subordination Agent.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Participation Agreements" means those Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through Trust" and other like words means the Pass Through Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.06 hereof.

         "Pool Balance" means, for any Pass Through Trust or for the Pass Through Certificates issued by any Pass Through Trust, as of any date, the original aggregate face amount of the Pass Through Certificates of such Pass Through Trust less the aggregate amount of all payments on such Pass Through Certificates other than payments made in respect of interest or premium or reimbursement of any costs and expenses in connection therewith. The Pool Balance for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on the Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "Pool Factor" means, for any Pass Through Trust as of any Regular Distribution Date or Special Distribution Date the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance by (ii) the original aggregate face amount of the Pass Through Certificates of the related Class. The Pool Factor for each Pass Through Trust as of any Regular Distribution Date or Special Distribution Date will be computed after giving effect to the payment of principal, if any, on such Equipment Certificates or other Trust Property held in such Pass Through Trust and the distribution thereof being made on that date.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.06 hereof.

         "Regular Distribution Date" means any Regular Distribution Date specified in Section 3.01 hereof.

         "Series C Prepayment Date" has the meaning set forth in the Participation Agreements relating to Federal Express Corporation Trust Nos. N585FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE, N682FE, N620FE, N621FE
and N623FE.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special Payments Account specified in Section 3.03 hereof.

         "Specified Investments" has the meaning set forth in Schedule II to the Participation Agreements.

         "Subordination Agent" means First Security Bank, National Association, a national banking association.

         "Trust Property" means, for this Pass Through Trust: (i) the Equipment Certificates held in this Pass Through Trust; (ii) the rights of this Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights); and (iii) funds from time to time deposited with the Pass Through Trustee in accounts relating to this Pass Through Trust.

         "Underwriters" means Morgan Stanley & Co. Incorporated, Chase Securities Inc., Citicorp Securities, Inc., Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc.

         "Underwriting Agreement" means the Underwriting Agreement dated June 30, 1998 among the Company and the Underwriters.


                                   ARTICLE II

                         DESIGNATIONS; TRUST FORMATION;
                      ISSUANCE OF PASS THROUGH CERTIFICATES

         Section 2.01. Designations; Aggregate Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through Trust, 1998-1-C (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass Through Trust shall be designated as the Federal Express Corporation 1998-1 Pass Through Certificates, Class C (herein sometimes called the "1998-1-C Pass Through Certificates"). The 1998-1-C Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Sections 2.08, 2.09 and 2.11 of the Pass Through Agreement, the aggregate amount of 1998-1-C Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $196,795,000.

         Section 2.02. Declaration of Trust; Authorization. Each initial Certificateholder, by its acceptance of any 1998-1-C Pass Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass Through Trust and (2) as beneficiary of such Pass Through Trust, to authorize and direct the Pass Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation Agreements, the Indentures, the Pass Through Agreement, the Intercreditor Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through
Trustee of this Pass Through Trust for the use and benefit of the Certificateholders.

         Section 2.03. Issuance of Pass Through Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1998-1-C Pass Through Certificates and (ii) the Pass Through Trustee shall deliver the 1998-1-C Pass Through Certificates to the Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         Section 2.04. Purchase of Equipment Certificates. On the Issuance Date, the Pass Through Trustee shall purchase, in accordance with Section 2.02 of the Pass Through Agreement, each of the Equipment Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass Through Trustee set forth in the related Participation Agreement.

         Section 2.05. Representations and Warranties of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may
be).

         Section 2.06. The Intercreditor Agreement. The Pass Through Trustee is hereby directed to execute and deliver the Intercreditor Agreement on or prior to the Issuance Date in the form delivered to the Pass Through Trustee by the Company. The Pass Through Trustee represents and warrants that the Intercreditor Agreement will be duly executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

         Section 2.07. Conditions Precedent. The obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and 2.04 hereof are subject to (i) receipt by the Pass Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in
Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the 1998-1-C Pass Through Certificates.

         Section 2.08. Acceptance of Appointment of Pass Through Trustee. First Security Bank, National Association represents and warrants that it is qualified to serve as Pass Through Trustee and satisfies the criteria specified in Section 10.02 of the Pass Through Agreement for eligibility as a Pass Through Trustee. First Security Bank, National Association hereby agrees to serve as Pass Through Trustee for the Pass Through Certificates and acknowledges its appointment as Pass Through Trustee in accordance with the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement upon the execution and delivery of this Series Supplement.


                                   ARTICLE III

                         DISTRIBUTION AND RECORD DATES;
                    CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS;
         CONCERNING AUTHENTICATING AGENT, PAYING AGENT AND REGISTRAR AND
            THE CERTIFICATEHOLDERS; PROVISION OF CERTAIN INFORMATION

         Section 3.01. Distribution Dates. The Regular Distribution Dates are each January 15 and July 15, commencing on January 15, 1999. The Special Distribution Date is any Business Day on which a Special Payment is to be distributed.

         Section 3.02. Record Dates. The Record Dates for the Regular Distribution Dates are December 31 and June 30, respectively, and the Record Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution Date, in any event, whether or not such date is a Business Day.

         Section 3.03. Certificate Account and Special Payments Account. In accordance with Section 5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         Section 3.04.  Form of Pass Through Certificates.  Subject to Section
2.07 of the Pass Through Agreement, each of the 1998-1-C Pass Through Certificates will be substantially in the form of Exhibit A hereto. The 1998-1-C Pass Through Certificates will be issued pursuant to a book-entry system in the form of one or more Registered Global Certificates and subject to the conditions set forth in the Letter of Representations among the Company, the Pass Through Trustee and The Depository Trust Company.

         Section 3.05. Indenture Documents. The related Indenture Documents are listed in Schedule I hereto.

         Section 3.06. Appointment of Authenticating Agent; Paying Agent and Registrar. (a) The Pass Through Trustee may appoint an authenticating agent (the "Authenticating Agent") with respect to the Pass Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through Trustee by an Authenticating Agent.

         (b) The Paying Agent, Registrar and Authenticating Agent for the 1998-1-C Pass Through Certificates initially shall be First Security Bank, National Association. First Security Bank, National Association hereby represents and warrants to the Company that it is qualified to serve as Paying Agent, Registrar and Authenticating Agent under the provisions of, and subject to all of the terms and conditions set forth in, the Pass Through Agreement and this related Series Supplement.

         Section 3.07. Predelivery Funding. During the period between the date of issuance of Equipment Certificates by the Owner Trustee in respect of Federal Express Corporation Trust Nos. N585FE, N676FE, N677FE, N678FE, N679FE, N680FE, N681FE, N682FE, N620FE, N621FE and N623FE and the Aircraft Delivery Date for the related Aircraft, such Equipment Certificates will not be secured by such Aircraft or the related Lease, but will be secured by the related Collateral Account. Any such Equipment Certificates that are outstanding following the Aircraft Delivery Date for the related Aircraft and are required to be prepaid on the Series C Prepayment Date pursuant to Section 6.02(a)(viii) of the related Indenture shall be secured by the related Collateral Account to and including the Series C Prepayment Date. Pursuant to the related Indenture, the Indenture Trustee on behalf of the related Owner Trustee will deposit the proceeds from the sale of the related Equipment Certificates into the related Collateral Account.

         Sums deposited in each Collateral Account will be invested as set forth in the Related Indenture.

         Section 3.08. ERISA. Any Person who is acquiring a Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of a Pass Through Certificate such that its purchase and holding of a Pass Through Certificate will not result in a non-exempt prohibited transaction under
Section 406 of ERISA and Section 4975 of the Code.

         Section 3.09. Intercreditor Agreement. The 1998-1-C Pass Through Certificates are subject to the Intercreditor Agreement.

         Section 3.10. Ranking of Equipment Certificates. The Equipment Certificates will be subject to the ranking and priority as set forth in the related Indenture Documents.

         Section 3.11. No Cross-Default or Cross-Collateralization of Equipment Certificates. As set forth in the related Indenture Documents, there are no cross-collateralization provisions or cross-default provisions in respect of the Equipment Certificates.

         Section 3.12. Ranking of 1998-1-C Pass Through Certificates. The 1998-1-C Pass Through Certificates will be subject to the ranking and priority as set forth in the Intercreditor Agreement.

         Section 3.13.  [Reserved].

         Section 3.14. Purchase Rights of Certificateholders. The Certificateholders will have the purchase rights, if any, upon the occurrence and during the continuation of a Triggering Event as set forth in the Pass Through Agreement.

         Section 3.15. Amendment to Schedule of Principal Payments. Not later than the seventh Business Day preceding each of the Regular Distribution Dates in January 1999, July 1999 and January 2000, the Pass Through Trustee shall mail to Certificateholders a statement, based on the most recent information provided by the Indenture Trustees pursuant to Section 2.18 of the Indentures, setting forth the schedule of principal payments of the Equipment Certificates and the expected Pool Factors in respect of such Regular Distribution Dates, in the form of the schedule containing such information set forth in the Pass Through Certificates.

         Section 3.16. Information Available to Beneficial Owners. The Pass Through Trustee shall mail to any beneficial holder of Pass Through Certificates that has provided to the Pass Through Trustee a certificate (in reasonable detail satisfactory to the Pass Through Trustee) as to the principal amount of Pass Through Certificates beneficially owned and any intermediaries through which such Person's ownership interest in Pass Through Certificates is held, copies of all reports and other documents mailed to Certificateholders. The Pass Through Trustee shall mail the reports to such beneficial owners on the date such reports are mailed to Certificateholders under the Pass Through Agreement and this Series Supplement, or as soon thereafter as practicable.


                                   ARTICLE IV

                                  MISCELLANEOUS

         Section 4.01.  Governing Law; Counterpart Form.  AS PROVIDED IN
SECTION 13.14 OF THE PASS THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH 1998-1-C PASS THROUGH CERTIFICATE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 4.02. Reports by the Company. In addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through Agreement, the Company agrees to furnish to the Pass Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         Section 4.03. Modification and Ratification of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         Section 4.04. Termination. In no event shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of George Pataki, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized, all on the day and year first above written.


                     FEDERAL EXPRESS CORPORATION


                     By: _________________________________________
                           Name: Robert D. Henning
                           Title: Vice President and Treasurer


                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee


                     By: _________________________________________
                           Name: Greg A. Hawley
                           Title: Vice President




                                                                      Exhibit A
                                                                             to
                                                              Series Supplement
                                                              -----------------

                        FORM OF PASS THROUGH CERTIFICATE

             THIS IS A REGISTERED GLOBAL CERTIFICATE REFERRED TO IN
                SECTION 2.12 OF THE PASS THROUGH TRUST AGREEMENT.

Unless this pass through certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Pass Through Trustee or its agent for registration or transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE THEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

            FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST, 1998-1-C

                    1998-1 Pass Through Certificate, Class C

                                CUSIP 31331F AZ4

               Final Expected Distribution Date: January 15, 2016 evidencing a fractional undivided interest in a pass through trust.

Certificate No. _______

           Applicable interest rate on Equipment Certificates held in
                      Pass Through Trust, 1998-1-C: 7.020%.

   $___________ Fractional Undivided Interest representing _______ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a $_________ (_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust, 1998-1-C (the "Pass Through Trust") created and declared by First Security Bank, National Association, as pass through trustee (the "Pass Through Trustee"), pursuant to the Pass Through Trust Agreement dated as of May 1, 1997 (the "Pass Through Agreement"), as supplemented by Series Supplement 1998-1-C thereto dated July 7, 1998 (the "Series Supplement") between the Pass Through Trustee and Federal Express Corporation, a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.

         This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1998-1 Pass Through Certificates, Class C." This Pass Through Certificate is issued under and is subject to the terms, provisions, and conditions of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust includes (i) the Equipment Certificates held in such Pass Through Trust, (ii) the rights of such Pass Through Trust under the Intercreditor Agreement (including all monies receivable in respect of such rights), and (iii) funds from time to time deposited with the Pass Through Trustee in accounts relating to such Pass Through Trust. (the "Trust Property"). Equipment Certificates of each series are secured by a security interest in (A) an aircraft leased to or, if any of seven Airbus A300F4-605R Aircraft or three McDonnell Douglas MD-11F Aircraft have been purchased by the Company pursuant to the related Participation Agreement, owned by the Company and, in the case of a leased aircraft, an assignment of the rights of the Related Owner Trustee with respect to such aircraft, including the right to receive rent and other amounts payable under the related Lease or Indenture with respect to such aircraft or (B) a collateral account containing the proceeds of the sale of such series of Equipment Certificates, which shall be invested in Specified Investments pursuant to the related Indenture. Each of the Pass Through Certificates represents a Fractional Undivided Interest in the Pass Through Trust and the Trust Property, and has no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other class of Pass Through Certificates issued pursuant thereto.

         Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, from funds then available to the Pass Through Trustee, there will be distributed on each January 15 and July 15 (a "Regular Distribution Date"), commencing on January 15, 1999, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Certificates due on such Regular Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.

         Subject to and in accordance with the terms of the Pass Through Agreement, the Series Supplement and the Intercreditor Agreement, if Special Payments on the Equipment Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special Distribution Date, an amount in respect of such Special Payments on the Equipment Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Special Payments so received.

         If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The Special Distribution Date shall be any Business Day on which a Special Payment is to be distributed.

         Distributions on this Pass Through Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through Certificate or the making of any notation hereon. Except as otherwise provided in the Pass Through Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through Certificate at the office or agency of the Pass Through Trustee specified in such notice.

         Any Person acquiring this Pass Through Certificate will be deemed to represent and warrant that (i) no assets of an employee benefit plan subject to Title I of The Employee Retirement Income Security Act of 1974, as amended ("ERISA") or an individual retirement account or plan subject to Section 4975 of the Code, or any trust established under any such plan or account, have been used to acquire or hold any of the Pass Through Certificates or (ii) that one or more administrative or statutory exemptions from the prohibited transaction rules under Section 406 of ERISA and Section 4975 of the Code applies to its purchase and holding of this Pass Through Certificate such that its purchase and holding of this Pass Through Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA and Section 4975 of the Code.

         This Pass Through Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         Reference is hereby made to the further provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through Trust or be valid for any purpose.

         IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                     FEDERAL EXPRESS CORPORATION
                     PASS THROUGH TRUST, 1998-1-C

                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                     By:   ________________________________
                           Authorized Signatory



       [FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:  _______, 1998

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through Agreement and the Series Supplement.


                     FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, except as otherwise expressly provided herein, but solely as Pass Through Trustee



                     By:   ________________________________
                           Authorized Signatory

                      [Reverse of Pass Through Certificate]

         The Pass Through Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement. Subject to the Intercreditor Agreement, all payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement. Each Certificateholder of this Pass Through Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement.

         In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement.

         This Pass Through Certificate does not purport to summarize the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and reference is made to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through Trustee.

         As of the date of issuance of this Pass Through Certificate, and assuming that no prepayment or default in respect of payment on the Equipment Certificates shall occur and assuming there will be no change in the payment terms of the Equipment Certificates, the aggregate scheduled repayments of principal on the Equipment Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:




                             Class C Trust
                               Equipment
     Regular              Scheduled Payments
Distribution Date            of Principal           Expected Pool Factor
-----------------    ---------------------------  ------------------------
January 15, 1999     $  6,754,153                 0.9656792
July 15, 1999           6,963,583                 0.9302943
January 15, 2000        2,505,219                 0.9175642
July 15, 2000             906,270                 0.9129590
January 15, 2001        2,968,987                 0.8978723
July 15, 2001             504,456                 0.8953090
January 15, 2002        2,538,338                 0.8824106
July 15, 2002             504,456                 0.8798472
January 15, 2003        4,343,095                 0.8577781
July 15, 2003             504,456                 0.8552148
January 15, 2004       10,950,741                 0.7995693
July 15, 2004             504,456                 0.7970060
January 15, 2005        9,532,561                 0.7485669
July 15, 2005             504,456                 0.7460036
January 15, 2006        6,827,965                 0.7113077
July 15, 2006             504,456                 0.7087444
January 15, 2007        4,279,251                 0.6869997
July 15, 2007             537,612                 0.6842678
January 15, 2008        5,311,847                 0.6572761
January 15, 2009        3,705,475                 0.6384469
January 15, 2010        3,764,280                 0.6193190
January 15, 2011        6,535,963                 0.5861070
January 15, 2012        7,812,839                 0.5464066
January 15, 2013       18,746,361                 0.4511483
January 15, 2014       29,082,826                 0.3033659
January 15, 2015       29,157,545                 0.1552039
January 15, 2016       30,543,353                 0.0000000

          Each Certificateholder of this Pass Through Certificate by its acceptance hereof, acknowledges that the terms of the Participation Agreement, the Lease and the Indenture as they relate to eleven of the aircraft may differ from the terms set forth or incorporated by reference in this Pass Through Certificate.

         The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass Through Trust at any time by the Company and the Pass Through Trustee with the consent of the Majority
In Interest of Certificateholders in the Pass Through Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through Agreement, the Intercreditor Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through Certificate for registration of transfer to the Pass Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 fractional undivided interests and integral multiples thereof. As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Pass Through Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass Through Trustee may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through Agreement, the Intercreditor Agreement and the Series Supplement and the disposition of all property held as part of the Trust Property.

                                                                     Schedule I
                                                                             to
                                                              Series Supplement
                                                              -----------------

                           Federal Express Corporation
                          Pass Through Trust, 1998-1-C

                                     Class C

                             Equipment Certificates;
                           Related Indenture Documents

1. Equipment Certificates (Federal Express Corporation Trust No. N585FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $16,665,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N585FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

2. Equipment Certificates (Federal Express Corporation Trust No. N590FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $14,736,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, among Federal Express Corporation, as Lessee, BMO Leasing (U.S.), Inc., as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between BMO Leasing (U.S.), Inc., as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N590FE) dated as of May 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Owner Participant Guaranty (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, as amended and restated as of July 7, 1998, by Bankmont Financial Corp., as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee; and

   Owner Trustee Guaranty (Federal Express Corporation Trust No. N590FE) dated May 27, 1998, as amended and restated as of July 7, 1998, by State Street Bank and Trust Company, as the Owner Trustee Guarantor in favor of the Lessee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.

3. Equipment Certificates (Federal Express Corporation Trust No. N620FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $16,757,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N620FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

4. Equipment Certificates (Federal Express Corporation Trust No. N621FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $17,164,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N621FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

5. Equipment Certificates (Federal Express Corporation Trust No. N623FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $17,164,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N623FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

6. Equipment Certificates (Federal Express Corporation Trust No. N675FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2014
   Principal Amount: $16,816,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Trust Indenture and Security Agreement Supplement No. 1 (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, among Federal Express Corporation, as Lessee, PMCC Leasing Corporation, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent, and Morgan Guaranty Trust Company of New York, as Original Loan Participant;

   Trust Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between PMCC Leasing Corporation, as Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association;

   Lease Agreement (Federal Express Corporation Trust No. N675FE) dated as of June 1, 1998, as amended and restated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Lease Supplement No. 1 (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee;

   Owner Participant Guaranty (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, as amended and restated as of July 7, 1998, by Philip Morris Capital Corporation, as the Owner Participant Guarantor in favor of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee; and

   Owner Trustee Guaranty (Federal Express Corporation Trust No. N675FE) dated June 18, 1998, as amended and restated as of July 7, 1998, by State Street Bank and Trust Company, as the Owner Trustee Guarantor in favor of the Lessee, the Owner Participant, the Indenture Trustee and the Pass Through Trustee.

7. Equipment Certificates (Federal Express Corporation Trust No. N676FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $14,573,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N676FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

8. Equipment Certificates (Federal Express Corporation Trust No. N677FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $14,115,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N677FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

9. Equipment Certificates (Federal Express Corporation Trust No. N678FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2015
   Principal Amount: $13,621,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N678FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

10. Equipment Certificates (Federal Express Corporation Trust No. N679FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $12,558,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N679FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

11. Equipment Certificates (Federal Express Corporation Trust No. N680FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $13,836,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N680FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

12. Equipment Certificates (Federal Express Corporation Trust No. N681FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $14,489,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N681FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.

13. Equipment Certificates (Federal Express Corporation Trust No. N682FE):

   Interest Rate:    7.020%
   Maturity:         January 15, 2016
   Principal Amount: $14,301,000

   Related Indenture Documents:

   Trust Indenture and Security Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee;

   Participation Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, among Federal Express Corporation, as Lessee and Initial Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Indenture Trustee, First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Pass Through Trustee, and First Security Bank, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Subordination Agent;

   Trust Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between Federal Express Corporation, as Initial Owner Participant, and State Street Bank and Trust Company of Connecticut, National Association; and

   Lease Agreement (Federal Express Corporation Trust No. N682FE) dated as of June 15, 1998, between State Street Bank and Trust Company of Connecticut, National Association, not in its individual capacity, except as otherwise provided therein, but solely as Owner Trustee and Lessor, and Federal Express Corporation, as Lessee.


                                                                   Schedule II
                                                                            to
                                                             Series Supplement
                                                             -----------------

               Cut-Off Date for each of the Undelivered Aircraft
               -------------------------------------------------

Federal Express Corporation     Manufacturer's Serial
         Trust No.                      Number               Cut-Off Date
----------------------------    ----------------------    -------------------
           N585FE                       48481              December 14, 1998
           N620FE                       48791                June 13, 1999
           N621FE                       48792             September 13, 1999
           N623FE                       48794             September 13, 1999
           N676FE                        790               October 13, 1998
           N677FE                        791               November 24, 1998
           N678FE                        792               December 22, 1998
           N679FE                        793               January 20, 1999
           N680FE                        794               February 10, 1999
           N681FE                        799                August 18, 1999
           N682FE                        800                August 30, 1999